UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6273

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	01/31
Date of reporting period:	01/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Massachusetts
Municipal Money
Market Fund

ANNUAL REPORT January 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
20	Report of Independent Registered
Public Accounting Firm
21	Important Tax Information
22	Board Members Information
24	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Massachusetts
Municipal Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the 12-month period from February 1, 2004, through January 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Bill Vasiliou.

Many investors breathed a sigh of relief as rising interest rates drove tax-exempt money market yields above historical lows. The Federal Reserve Board raised short-term interest rates five times between June and December 2004, more than doubling the overnight federal funds rate from 1% to 2.25% .What’s more, the Fed raised rates for the sixth consecutive time in early February 2005, and many analysts expect further increases in the months ahead. However, risks to the economic recovery remain, including the possibility that a terrorist attack could derail the confidence of consumers and corporate decision-makers.

As always, we urge our shareholders to view the financial markets from a perspective measured in years rather than weeks or months. One of the best ways to ensure a long-term perspective is to establish an investment plan with the help of your financial advisor, and review it periodically to track your progress toward your financial goals.

Thank you for your continued confidence and support.

The Dreyfus Corporation February 15, 2005
2

DISCUSSION OF FUND PERFORMANCE

Bill Vasiliou, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended January 31, 2005, the fund produced a yield of 0.64% .Taking into account the effects of compounding, the fund produced an effective yield of 0.65% .1

We attribute the fund’s returns to low short-term interest rates. However, money market yields began to rise during the reporting period, and by January 31, 2005, tax-exempt money market yields reached their highest levels in approximately two years.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable $1.00 share price. To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes.

When pursuing the fund’s objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and Massachusetts state income taxes. Second, we actively manage the fund’s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts’ short-term municipal marketplace, while anticipating the liquidity needs of the fund.

For example, if we expect an increase in short-term supply, we may reduce the average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields materialize. Yields tend to rise when there is an increase in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain prevailing yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

Although inflation appeared to be low when the reporting period began, in April 2004 higher energy prices and stronger-than-expected job growth began to fuel investors’ concerns that inflationary pressures might be rising. To forestall a potential acceleration of inflation, the Federal Reserve Board (the “Fed”) increased its target for the overnight federal funds rate five times between late June and December 2004, driving the federal funds rate from 1% to 2.25% by the reporting period’s end.

As the national economy recovered, Massachusetts benefited from better business conditions across a relatively diverse mix of industries, which helped boost corporate and personal income tax receipts. Higher tax revenues enabled the state to end its 2004 fiscal year with a small budget surplus, which was used to replenish its rainy day fund. As a result, one of the major credit rating agencies revised its outlook for Massachusetts from “negative” to “stable.”

Early in the reporting period, when inflation appeared to remain low, we maintained the fund’s weighted average maturity in a range we considered longer than its peer group average. This strategy was designed to capture incrementally higher yields from longer-dated municipal money market securities. During the summer, when it became clear that the Fed was likely to continue raising short-term interest rates at a measured pace, we allowed the fund’s weighted average maturity to fall in order to maintain the liquidity required to invest

4

in higher-yielding instruments as they became available. In addition, we focused primarily on securities with maturities in the three- to nine-month range. In our view, the yields of securities within this maturity range were more attractive than one-year municipal notes.

Within this maturity range, we constructed a “laddered” portfolio of tax-exempt securities scheduled to mature at regular intervals. The fund’s laddered portfolio helped promote liquidity and guard against the possibility that a disproportionate amount of securities may mature during a time of unusually low reinvestment rates. In addition, it helped protect the fund from heightened volatility among shorter-term securities caused by supply-and-demand factors.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed implemented its sixth consecutive increase of the federal funds rate, raising it to 2.5% . Many analysts believe, and we agree, that the Fed is not yet finished in its attempts to forestall potential inflationary pressures by removing its accommodative monetary policy.Accordingly, we intend to maintain the fund’s current positioning, including a weighted average maturity that may at times be slightly longer than its peer group average and a laddered portfolio of high-quality municipal money market instruments from Massachusetts issuers.

February 15, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Massachusetts Municipal Money Market Fund from August 1, 2004 to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended January 31, 2005

Expenses paid per $1,000 †	$ 3.38
Ending value (after expenses)	$1,004.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended January 31, 2005

Expenses paid per $1,000 †	$ 3.40
Ending value (after expenses)	$1,021.77

† Expenses are equal to the fund’s annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS January 31, 2005
	Principal
Tax Exempt Investments—102.4%	Amount ($)		Value ($)

Blackstone Valley Vocational Regional School District
GO Notes, BAN 1.75%, 3/11/2005	5,000,000		5,002,977
City of Boston, GO Notes, Refunding
2.50%, 2/1/2005 (Insured; MBIA)	1,500,000		1,500,000
Clinton, GO Notes, BAN 2.75%, 5/4/2005	4,045,000		4,052,038
Duxbury, GO Notes, BAN 3%, 7/14/2005	500,000		502,004
Falmouth, GO Notes, BAN 3.25%, 7/21/2005	2,000,000		2,011,554
Gateway Regional School District
GO Notes, BAN 3%, 2/10/2005	5,000,000		5,001,774
Gill-Montague Regional School District
GO Notes, BAN 3%, 7/29/2005	1,650,000		1,659,946
Greater New Bedford Regional Vocational
Technical High School District, GO Notes
BAN 3%, 9/15/2005	4,125,000		4,145,074
Haverhill, GO Notes, BAN 3.50%, 4/1/2005	3,700,000		3,708,952
Koch Certificates of Trust, Revenue, VRDN
1.94% (Insured; AMBAC and Liquidity Facility;
State Street Bank & Trust Co.)	4,519,000	[a]	4,519,000
Leicester, GO Notes, BAN 2.75%, 5/19/2005	3,505,000		3,516,540
Leominster, GO Notes, BAN 2.75%, 5/12/2005	1,215,000		1,218,054
State of Massachusetts, GO Notes:
Consolidated Loan 5%, 9/1/2005	110,000		111,701
VRDN, Merlots Program 1.90% (Insured: AMBAC
and Liquidity Facility; Wachovia Bank)	4,000,000	[a]	4,000,000
Massachusetts Development Finance Agency:
CP (Nantucket Electric Co.) 2%, 3/1/2005	1,500,000		1,500,000
VRDN:
College and University Revenue:
(Assumption College)
1.84% (LOC; The Bank of New York)	3,000,000	[a]	3,000,000
(Suffolk University) 1.94% (Insured; Radian Bank
and Liquidity Facility: Bank of America
and State Street Bank & Trust Co.)	10,000,000	[a]	10,000,000
(The Rivers School Issue)
1.84% (LOC; Citizen’s Bank of Massachusetts)	2,000,000	[a]	2,000,000
(Wentworth Institute of Technology)
1.92% (Insured; Radian Bank and
Liquidity Facility; Bank of America)	11,900,000	[a]	11,900,000

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Massachusetts Development Finance Agency (continued):
VRDN (continued):
Industrial Revenue:
(Catania-Spagna) 1.94% (LOC; Lloyds TSB Bank)	2,925,000	[a]	2,925,000
(ECM Plastics Issue) 1.95% (LOC; PNC Bank)	3,030,000	[a]	3,030,000
(FIBA Technologies) 1.93% (LOC; Comerica Bank)	2,200,000	[a]	2,200,000
MFHR:
(Georgetown Village Apartments)
1.92% (Insured; FNMA)	4,000,000	[a]	4,000,000
(Midway Studios Project)
1.92% (LOC: Bank of America and
Citizen’s Bank of Massachusetts)	5,000,000	[a]	5,000,000
Private Schools Revenue:
(Belmont Day School Inc.)
1.84% (LOC; PNC Bank)	2,000,000	[a]	2,000,000
(Boston College High School Issue)
1.84% (LOC; Citizen’s Bank of Massachusetts)	6,000,000	[a]	6,000,000
(Meadowbrook School Issue)
1.99% (LOC; Allied Irish Bank)	3,000,000	[a]	3,000,000
Revenues:
(Alliance of Massachusetts Inc. Project)
1.89% (LOC; PNC Bank)	3,600,000	[a]	3,600,000
(Fessenden School)
1.89% (LOC; Bank of America)	4,000,000	[a]	4,000,000
(Lesley University)
1.89% (LOC; Bank of America)	3,000,000	[a]	3,000,000
Massachusetts Health and Educational Facilities
Authority, Revenue, VRDN (Cape Cod Healthcare Inc.)
1.93% (Insured; Assured Guaranty and Liquidity
Facility; Bank of America)	5,000,000	[a]	5,000,000
Massachusetts Housing Finance Agency, SFHR
1.15%, 5/2/2005	1,500,000		1,500,000
Massachusetts Industrial Finance Agency, Industrial
Revenue, VRDN (Peterson American Corp. Project)
2% (LOC; Bank One)	800,000	[a]	800,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

Massachusetts Port Authority, Special Facilities Revenue
VRDN (Putters Program) 1.91% (Insured; AMBAC
and Liquidity Facility; JPMorgan Chase Bank)	4,000,000 [a]	4,000,000
Milton, GO Notes, BAN 1.75%, 3/11/2005	5,000,000	4,999,020
Nahant, GO Notes, BAN 3%, 11/17/2005	2,100,000	2,113,058
Needham, GO Notes, BAN 3%, 6/15/2005	3,885,000	3,899,158
New Bedford, GO Notes, BAN 2%, 2/25/2005	1,000,000	1,000,147
Northborough-Southborough Regional School
District, GO Notes, BAN 3%, 10/27/2005	2,600,000	2,616,765
Town of Scituate, GO Notes, BAN 3%, 3/3/2005	1,513,000	1,514,871
Seekonk, GO Notes, BAN 3%, 8/19/2005	2,615,000	2,627,708
Wareham, GO Notes, BAN 2.50%, 3/17/2005	1,361,552	1,363,207
Weymouth, GO Notes, BAN 2.85%, 3/10/2005	1,000,000	1,001,040

Total Investments (cost $140,538,918)	102.4%	140,539,588
Liabilities, Less Cash and Receivables	(2.4%)	(3,247,615)
Net Assets	100.0%	137,291,973

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	MBIA	Municipal Bond Investors
BAN	Bond Anticipation Notes		Assurance Insurance
CP	Commercial Paper		Corporation
FNMA	Federal National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	SFHR	Single Family Housing Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+, F1	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1 82.4
AAA, AA, A [b]	Aaa, Aa, A [b]	AAA, AA, A [b]	2.6
Not Rated [c]	Not Rated [c]	Not Rated [c]	15.0
100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	140,538,918	140,539,588
Cash		282,421
Interest receivable		643,647
Prepaid expenses		9,156
		141,474,812

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		68,520
Payable for investment securities purchased		4,052,038
Accrued expenses		62,281
		4,182,839

Net Assets ($)		137,291,973

Composition of Net Assets ($):
Paid-in capital		137,293,095
Accumulated net realized gain (loss) on investments		(1,792)
Accumulated gross unrealized appreciation of investments		670

Net Assets ($)		137,291,973

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		137,311,832
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Year Ended January 31, 2005
Investment Income ($):
Interest Income	2,031,432
Expenses:
Management fee—Note 2(a)	796,007
Shareholder servicing costs—Note 2(b)	117,022
Professional fees	46,753
Custodian fees	23,694
Registration fees	16,103
Prospectus and shareholders’ reports	14,631
Trustees’ fees and expenses—Note 2(c)	12,867
Miscellaneous	9,771
Total Expenses	1,036,848
Investment Income—Net	994,584

Unrealized Gain (Loss) on Investments—Note 1(b) ($)	670
Net Increase in Net Assets Resulting from Operations	995,254

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended January 31,

	2005	2004

Operations ($):
Investment income—net	994,584	1,038,400
Net realized gain (loss) on investments	—	2,571
Net unrealized appreciation on investments	670	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	995,254	1,040,971

Dividends to Shareholders from ($):
Investment income—net	(994,584)	(1,038,400)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	333,475,388	454,707,718
Dividends reinvested	552,910	505,308
Cost of shares redeemed	(384,968,879)	(490,439,728)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(50,940,581)	(35,226,702)
Total Increase (Decrease) in Net Assets	(50,939,911)	(35,224,131)

Net Assets ($):
Beginning of Period	188,231,884	223,456,015
End of Period	137,291,973	188,231,884

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended January 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.005	.009	.022	.034
Distributions:
Dividends from investment income—net	(.006)	(.005)	(.009)	(.022)	(.034)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.65	.48	.88	2.20	3.50

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.65	.62	.60	.58	.59
Ratio of net investment income
to average net assets	.62	.48	.88	2.15	3.44

Net Assets, end of period ($ x 1,000)	137,292	188,232	223,456	276,985	257,911

See notes to financial statements.
14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At January 31, 2005, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

16

The accumulated capital loss carryover of $1,792 is available to be applied against future net securities profit, if any, realized subsequent to January 31, 2005. If not applied, $1,365 of the carryover expires in fiscal 2006, $398 expires in fiscal 2007 and $29 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2005 and January 31, 2004, were all tax exempt income.

At January 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2005, the fund was charged $68,815 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2005, the fund was charged $24,235 pursuant to the transfer agency agreement.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $62,400, shareholder services plan fees $2,000 and transfer agency per account fees $4,120.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly

18

charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Massachusetts Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of January 31, 2005 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York March 1, 2005
20

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2005 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

The Fund 21

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 193
———————

David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84
———————

Samuel Chase (72) Board Member (1991)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee

No. of Portfolios for which Board Member Serves: 15
———————

Gordon J. Davis (63) Board Member (1995)

Principal Occupation During Past 5 Years:
  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26
22

Joni Evans (62) Board Member (1991)

Principal Occupation During Past 5 Years:

• Senior Vice President of the William Morris Agency

No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (77) Board Member (1991)

Principal Occupation During Past 5 Years:

• Chairman of The Stride Rite Charitable Foundation

Other Board Memberships and Affiliations:
  Isabella Stewart Gardner Museum,Trustee
  John Merck Fund, a charitable trust,Trustee
  Business for Social Responsibility, Chairman
No. of Portfolios for which Board Member Serves: 15

———————

Burton N. Wallack (54) Board Member (1991)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554`-4611.

The Fund 23

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	STEVEN F. NEWMAN, Assistant Secretary
March 2000.	since March 2000.
Chairman of the Board, Chief Executive	Associate General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 93
Manager, and an officer of 92 investment	investment companies (comprised of 201
companies (comprised of 185 portfolios)	portfolios) managed by the Manager. He is 55
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since July 1980.

Executive Committee Member of the other	MICHAEL A. ROSENBERG, Assistant
investment management subsidiaries of Mellon	Secretary since March 2000.
Financial Corporation, each of which is an
affiliate of the Manager. He is 59 years old and	Associate General Counsel of the Manager,
has been an employee of the Manager since	and an officer of 90 investment companies
May 1995.	(comprised of 194 portfolios) managed by the
Manager. He is 45 years old and has been an
STEPHEN R. BYERS, Executive Vice	employee of the Manager since October 1991.
President since November 2002.
JAMES WINDELS, Treasurer since
Chief Investment Officer,Vice Chairman and a	November 2001.
director of the Manager, and an officer of 92
investment companies (comprised of 185	Director – Mutual Fund Accounting of the
portfolios) managed by the Manager. Mr. Byers	Manager, and an officer of 93 investment
also is an officer, director or an Executive	companies (comprised of 201 portfolios)
Committee Member of certain other	managed by the Manager. He is 46 years old
investment management subsidiaries of Mellon	and has been an employee of the Manager
Financial Corporation, each of which is an	since April 1985.
affiliate of the Manager. He is 51 years old and	ROBERT ROBOL, Assistant Treasurer
has been an employee of the Manager since	since August 2003.
January 2000.
Senior Accounting Manager – Money Market
MARK N. JACOBS, Vice President since	Funds of the Manager, and an officer of 39
March 2000.	investment companies (comprised of 84
Executive Vice President, Secretary and	portfolios) managed by the Manager. He is 40
General Counsel of the Manager, and an	years old and has been an employee of the
officer of 93 investment companies (comprised	Manager since October 1988.
of 201 portfolios) managed by the Manager.	KENNETH J. SANDGREN, Assistant
He is 58 years old and has been an employee	Treasurer since November 2001.
of the Manager since June 1977.
Mutual Funds Tax Director of the Manager,
JOHN B. HAMMALIAN, Secretary since	and an officer of 93 investment companies
March 2000.	(comprised of 201 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 50 years old and has been an
and an officer of 36 investment companies	employee of the Manager since June 1993.
(comprised of 45 portfolios) managed by the
Manager. He is 41 years old and has been an
employee of the Manager since February 1991.

24

JOSEPH W. CONNOLLY, Chief Compliance	WILLIAM GERMENIS, Anti-Money
Officer since October 2004.	Laundering Compliance Officer since
Chief Compliance Officer of the Manager and	October 2002.
The Dreyfus Family of Funds (93 investment	Vice President and Anti-Money Laundering
companies, comprising 201 portfolios). From	Compliance Officer of the Distributor, and the
November 2001 through March 2004, Mr.	Anti-Money Laundering Compliance Officer
Connolly was first Vice-President, Mutual	of 88 investment companies (comprised of 196
Fund Servicing for Mellon Global Securities	portfolios) managed by the Manager. He is 34
Services. In that capacity, Mr. Connolly was	years old and has been an employee of the
responsible for managing Mellon’s Custody,	Distributor since October 1998.
Fund Accounting and Fund Administration
services to third-party mutual fund clients. He
is 47 years old and has served in various
capacities with the Manager since 1980,
including manager of the firm’s Fund
Accounting Department from 1997 through
October 2001.

The Fund 25

For More Information

Dreyfus	Transfer Agent &
Massachusetts Municipal	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166

Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,295 in 2004 and $31,756 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $___0___ in 2004 and $___0___ in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $288,500 in 2004 and $___0___ in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,583 in 2004 and $2,568 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $___0____ in 2004 and $___0___ in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $63 in 2004 and $52 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $___0___ in 2004 and $___0___ in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $521,764 in 2004 and $715,101 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	March 29, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	March 29, 2005

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)